United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 25, 2021

Date of Report (Date of earliest event reported)

Viveon Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39827	85-2788202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Gibson, Deal & Fletcher, PC Spalding Exchange 3953 Holcomb Bridge Road Suite 200 Norcross Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 861-5393

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	VHAQ.U	NYSE American, LLC
Common Stock	VHAQ	NYSE American, LLC
Warrants	VHAQ.WS	NYSE American, LLC
Rights	VHAQ.R	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in a Form 12b-25 Notification of Late Filing filed by Viveon Health Acquisition Corp. (the “Company”) on May 17, 2021, the Company is delayed in filing with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) because the financial statements could not be completed in sufficient time to solicit and obtain the necessary review of the Form 10-Q in a timely fashion prior to the due date of the report.

As of May 24, 2021, the Company remained unable to file the Form 10-Q. As a result, on May 25, 2021, in accordance with standard procedures related to the delayed filing of the Form 10-Q with the SEC, the Company received a late filer notification from the New York Stock Exchange (the “NYSE”) stating that the Company is not in compliance with the NYSE American’s continued listing requirements under the timely filing criteria established in the NYSE American LLC Company Guide. Under Section 1007 of the NYSE American LLC Company Guide, the Company could be granted up to 12 months to cure the late filer deficiency. The initial six month period to regain compliance is automatic and the additional six months is only granted upon request by the Company and approval by the NYSE. The NYSE notice has no immediate effect on the listing or trading of the Company's securities on the NYSE American.

The Company anticipates that it will fully regain compliance with the NYSE continued listing requirements upon filing its Form 10-Q.

A press release, dated May 28, 2021, disclosing the Company's receipt of the NYSE notification letter is attached as Exhibit 99.1 and is furnished herewith.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated May 28, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2021

VIVEON HEALTH ACQUISITION CORP.

By:	/s/ Jagi Gill
Name:	Jagi Gill
Title:	Chief Executive Officer

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